    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 1996.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):  OCTOBER 28, 1996


                            DSP COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                 0-25622                               77-0389180
        (Commission File Number)          (I.R.S. Employer Identification No.)


     20300 STEVENS CREEK BOULEVARD,                       95014
          CUPERTINO, CALIFORNIA                        (Zip Code)
     (Address of Principal Executive
                Offices)


                                  408/777-2700
              (Registrant's Telephone Number, Including Area Code)


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Item 5.   OTHER EVENTS.

        On October 28, 1996, DSP Communications, Inc., a Delaware corporation ("DSPC"), Proxim, Inc., a Delaware corporation ("Proxim"), and Data Merger Corporation, a Delaware corporation and wholly-owned subsidiary of DSPC ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Proxim with and into Sub, with Proxim as the surviving corporation. Under the terms of the Merger Agreement, Proxim stockholders will receive 0.70 shares of DSPC common stock for each share of Proxim common stock, subject to adjustments under certain conditions. The merger is intended to qualify as a tax-free reorganization and a pooling-of-interests for accounting and financial reporting purposes, and is subject to certain conditions, including among other things the approval of the respective stockholders of DSPC and Proxim.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

1.1 Form of Joint Press Release of DSP Communications, Inc. and Proxim, Inc. issued on October 29, 1996.


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

                                   SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DSP COMMUNICATIONS, INC.



Date:  October 30, 1996            By:  /s/ Gerald Dogon
                                        ----------------------------
                                        Gerald Dogon
                                        Executive Vice President and
                                        Chief Financial Officer


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